CONSENT OF INDEPENDENT AUDITORS

The Trustees
DEVCAP Shared Return Fund and
Domini Social Index Portfolio:


We consent to the use of our reports incorporated herein by reference and to the references to our firm under the captions "FINANCIAL HIGHLIGHTS" in the
prospectus   and   "INDEPENDENT   AUDITORS"  in  the   statement  of  additional
information.


                                   KPMG Peat Marwick LLP


Boston, Massachusetts
November 25, 1996